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                                                                   Exhibit 10.22


                             ESCO TECHNOLOGIES INC.

                  COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

                              ADOPTED MAY 10, 2001

          1. Purpose. The purpose of the Plan is to enable ESCO Technologies Inc. (the "Company") to compensate each non-employee member of the board of directors of the Company (such board of directors hereinafter referred to as the "Board" and each such non-employee member of the Board hereinafter referred to as the "Director") who contributes to the Company's success by his or her ability, ingenuity and knowledge, and to better ensure that the interests of such Director are more closely aligned with the interests of the Company's shareholders by paying a significant portion of his or her compensation in shares of the Company's common stock ("Common Stock").

          2. Payment of Annual Retainer in Common Stock. Each Director shall be paid an annual retainer fee (the "Retainer Fee") payable partially in cash ( the "Cash Portion of the Retainer Fee") and partially in shares of Common Stock (the "Stock Portion of the Retainer Fee"). From time to time, the Human Resources and Ethics Committee of the Board ("HREC") shall determine the total amount of the Retainer Fee, the Cash Portion of the Retainer Fee and the Stock Portion of the Retainer Fee. The Cash Portion of the Retainer Fee and the Stock Portion of the Retainer Fee shall be payable or distributable, as applicable, in quarterly installments no later than the 15th business day of each quarter of the Company's fiscal year and shall represent consideration for services to be performed for the quarter then beginning; provided, that the HREC reserves the right to change the frequency of payment of the Retainer Fee.

          3. Other Compensation. In addition to payment of the Retainer Fee provided for in Section 2, each Director shall be paid such additional cash fees for attendance at Board and Board Committee meetings as approved by the HREC from time to time.

          4. Deferral of Compensation. Directors may elect to defer the receipt of all (but not less than all) of the quarterly installment of the Cash Portion of the Retainer Fee in stock equivalents and/or to defer the receipt of all (but not less than all) of the quarterly installment of the Stock Portion of the Retainer Fee in stock equivalents by executing and delivering an election form to the Company at such time and subject to such other conditions as the Company shall determine; provided, that any such election shall be applicable only to future Retainer Fees with respect to which the Director, at the time of election, has no current right to receive. Any newly elected Director may elect to defer Retainer Fees prior to the effective date of his or her election to the Board. Except as otherwise provided herein, the election to defer Retainer Fees shall be irrevocable as to amounts earned following such election and shall remain in effect until a new election form is delivered to the Company. Any such new election form shall apply only to future Retainer Fees.

              (a) Deferred Compensation Account.

                  (i) The Company shall establish a deferred compensation bookkeeping
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account (the "Account") for each Director electing to
defer Retainer Fees. As of the date a Retainer Fee would otherwise be paid to the Director (absent the deferral election), the Company shall credit to the Account the amount of Retainer Fees which the Director has elected to defer. The credit shall be in stock equivalents ("Stock Equivalents") only, determined as follows:

                           (a) For each share of Common Stock otherwise payable
as the quarterly installment of the Stock Portion of the Retainer Fee which the Director elects to defer, the Company shall credit the Account with one Stock Equivalent.

                           (b) For the portion of the quarterly installment of
the Cash Portion of the Retainer Fee which the Director elects to defer, the Company shall credit the Account with that number of Stock Equivalents equal to the dollar amount of such portion, divided by the Fair Market Value per share of the Common Stock (as hereinafter defined) on the first day of the corresponding quarter.

                  "Fair Market Value" as of any date shall mean the average of the high and low prices of the Common Stock on the New York Stock Exchange on such date (or on the most recent date on which Common Stock is traded).

                  (ii) The Account shall be credited, as of the payment date of any cash dividends paid on Common Stock, with additional Stock Equivalents equal to the product of the per share dividend and the number of Stock Equivalents credited to the Account and dividing such product by the Fair Market Value per share of the Common Stock as of the dividend payment date. The Account shall be credited, as of the payment date of any stock dividends paid on Common Stock with additional Stock Equivalents equal to the product of the per share dividend and the number of Stock Equivalents credited to the Account

         (b) Distribution.

                  (i) Except as otherwise provided in the Plan, the balance in the Account shall be distributed to the Director commencing on the date which the Director has specified on the election form; provided, however, that such distribution must begin no later than the Director's 65th birthday or upon termination of the Director's service as a Director, whichever is later ("Commencement Date"). Distribution shall be made in cash (the "Cash Distribution") or in shares of Common Stock (the "Common Stock Distribution") as the Director shall elect in the election form; provided, that the portion of the Account representing the Stock Portion of the Retainer Fee which has been deferred may only be distributed in the form of a Common Stock Distribution. The Cash Distribution shall equal the number of Stock Equivalents then credited to the Account as of the Commencement Date multiplied by the Fair Market Value per share of Common Stock as of such date. If Cash Distribution is to be made in installments, the amount of such distribution shall be based upon the number of Stock Equivalents credited to the Account as of the date each installment is to be made, multiplied by the Fair Market Value per share of Common Stock as of each such date. The Common Stock Distribution shall equal the number of shares of Common Stock equal to the number of Stock Equivalents credited to the Account as of the Commencement Date; provided that Distribution of Common Stock shall be rounded down to the nearest whole share of Common Stock and any fractional share shall be paid in cash in an amount equal to the fractional share multiplied by the Fair Market Value per share as of the


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Commencement Date.

                  (ii) Distribution shall be made either in a lump sum or, as specified on the Director's election form, in quarterly or annual installments, over a period not to exceed 5 years from the Commencement Date; provided, that Common Stock Distributions may not be made more frequently than semi-annually. An election to change the method (cash or stock) and/or frequency (semi-annually, annually, etc.) of distribution with respect to the Account must be received by the Company prior to January 1 of the calendar year in which distributions are to be made pursuant to such election and must be approved in advance by the HREC. The lump sum or first periodic installment shall be made by the Company as promptly as practicable, but not more than 60 days following the initial date of distribution as determined above.

                  (iii) Notwithstanding any other provisions hereof, in the event the Director is removed from the Board or terminates service on the Board on account of death, the balance in the Account shall be distributed in a lump sum within 60 days after January 1 of the following calendar year or at such earlier time as may be determined by the HREC (the "Distribution Date"). Otherwise, such distribution shall be made in accordance with the Director's election form in effect at his death or at the time of removal from the Board. A Cash Distribution shall equal the number of Stock Equivalents then credited to the Account as of the Distribution Date multiplied by the Fair Market Value per share of Common Stock as of the Distribution Date. A Common Stock Distribution shall equal the number of shares of Common Stock equal to the number of Stock Equivalents credited to the Account as of the Distribution Date.

                  (iv) In the event the Director becomes disabled (as determined by the HREC), the Commencement Date and/or payment schedule with respect to the balance in the Account may be accelerated by the HREC in its sole discretion.

                  (v) The Company shall deduct from all distributions hereunder any taxes required to be withheld by the federal or any state or local government.

         5. Change in Control.

         (a) Notwithstanding any other provision of the Plan, if a Change in Control occurs and within one year subsequent to such Change in Control the Director ceases to serve as a member of the Board for any reason, the balance in the Account shall be paid in a lump sum to the Director, in the manner determined in paragraph 5(b) below, within 60 days after January 1 of the calendar year following the year in which such termination occurs, unless such Director has completed a new election form after the Change in Control but prior to his or her termination of service, in which case the provisions of paragraph
(b) below will not apply.

         (b) The payment determined under this paragraph 5(b) shall be a Cash Distribution in an amount equal to the greater of the following:

                  (i) the number of Stock Equivalents then credited to the Account multiplied by the Fair Market Value per share of Common Stock as of either (i) the date of termination of the Director's service on the Board (if such Common Stock is still in existence), or


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(ii) the date of the Change in Control, whichever is greater; or

                  (ii) the number of Stock Equivalents then credited to the Account multiplied by the fair market value per share of the consideration received by holders of Common Stock in the Change in Control as of either (i) the date of termination of the Director's service on the Board, or (ii) the date of the Change in Control, whichever is greater.

         A "Change in Control" shall be defined to mean (i) a merger, consolidation or reorganization of the Company in which, as a consequence of the transaction, the incumbent Directors immediately prior to such transaction do not constitute a majority of the directors of the continuing or surviving corporation; (ii) the acquisition, directly or indirectly, of the power to vote 50% or more of the outstanding Common Stock of the Company by any person, entity or "group" (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934); or (iii) any sale or other transfer, in one or a series of transactions, of all or substantially all of the assets of the Company; unless, in any case, a majority of then-current Directors determines prior to such transaction or event that it shall not, for purposes of the Plan, be deemed a Change in Control.

                  (c) The Company shall promptly reimburse the Director for all legal fees and expenses reasonably incurred in successfully obtaining or enforcing any right or benefit provided under this Section.

         6. Distribution of Common Stock. The maximum number of shares of Common Stock available for distribution pursuant to the Plan shall be 200,000 shares, subject to adjustment as set forth in Section 7. The shares of Common Stock issuable to Directors under the Plan shall be issued from shares held in the Company's treasury or other source as may be determined by the Company.

         7. Adjustment to Shares of Stock Issuable Pursuant to Plan. In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock split, stock dividend or recapitalization of the Company, an equitable adjustment shall be made to the number of shares of Common Stock issuable under the Plan, the amount of the Stock Portion of the Retainer Fee set forth in Section 2 and the number of Stock Equivalents credited to the Account for any Director, as the HREC determines is necessary or appropriate, in its discretion, to give proper effect to such corporate action. Any such adjustment determined in good faith by the HREC shall be conclusive and binding for all purposes of the Plan.

         8. Amendments. Section 5 of the Plan may not be amended or modified or terminated after the occurrence of a Change in Control with respect to benefits accrued as of such occurrence. The Plan may otherwise be amended, modified or terminated by the HREC at any time, provided that no such action shall reduce the amounts credited to the Account of any Director immediately prior to such action or change the time, method or manner of distribution of such Account.

         9. Miscellaneous.

         (a) The provisions of the Plan shall be binding upon and enforceable against


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the Company and/or the continuing or surviving corporation in a Change of
Control.

         (b) Neither the Director nor any other person shall have any interest in any fund or in any specific asset of the Company by reason of amounts credited to the Account of a Director hereunder, or the right to exercise any of the rights or privileges of a shareholder (including the right to vote) with respect to any Stock Equivalents credited to the Account or to receive any distribution under the Plan except as expressly provided for in the Plan. Distributions hereunder shall be made from the general assets of the Company, and the rights of the Director shall be those of an unsecured general creditor of the Company.

         (c) The Company may require that the Directors shall agree to acquire shares of Common Stock under the Plan for investment and not for resale or distribution except pursuant to a registration statement under the Securities Act of 1933 or an exemption from such registration, and may require that certificates representing such shares shall bear a customary restrictive legend to this effect.

         (d) The interest of the Director under the Plan shall not be assignable by the Director or the Director's beneficiary or legal representative, either by voluntary assignment or by operation of law, and any such attempted assignment shall be ineffective to transfer the Director's interest; provided, however, that (i) the Director may designate beneficiaries to receive any benefit payable under the Plan upon death, and (ii) the legal representative of the Director's estate may assign his or her interest under the Plan to the persons entitled to any such benefit.

         (e) Nothing contained herein shall impose any obligation on the Company to continue the tenure of the Director beyond the term for which such Director has been elected or prevent his or her removal.

         (f) The Plan shall be interpreted by and all questions arising in connection therewith shall be determined by the HREC, whose interpretation or determination shall be conclusive and binding.

         (g) If any amounts deferred pursuant to the Plan are found in a final judgment or other order to have been includible in gross income by a Director prior to payment of such amounts from his or her Account, such amounts shall be immediately paid to such Director, notwithstanding any election pursuant to
Section 4.

         (h) The provisions of the Plan shall be governed by and construed in accordance with the laws of the State of Missouri, without regard to the principles of conflicts of law which might otherwise apply.

      10. Effective Date. The Plan shall become effective July 1, 2001.



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                             ESCO TECHNOLOGIES INC.
                  COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

                                  ELECTION FORM

Pursuant to the ESCO Technologies Inc. Compensation Plan For Non-Employee
Directors:


1.       COMPENSATION TO BE DEFERRED:

         / / I hereby elect to defer payment of my Cash Portion of the Retainer Fee.

         / / I hereby elect to defer distribution of my Stock Portion of the Retainer Fee.

         I understand that all deferrals will be credited as Stock Equivalents to my Deferred Compensation Account.

2.       TYPE OF DISTRIBUTION:

               Stock Portion of the Retainer Fee:

               / /   Lump Sum - in shares

               / / Installments over ____years (may not exceed 5 years) in shares

                     / /   Semi-Annually in shares

                     / /   Annually in shares



               Cash Portion of the Retainer Fee:

               / /   Lump Sum - in cash

               / /   Lump Sum - in shares

               / /   Installments over ____years (may not exceed 5 years)

                     / /   Semi-Annually ______% in cash; ____% in shares

                     / /   Annually ______% in cash; ____% in shares

                     / /   Quarterly in cash


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3.       TIME OF DISTRIBUTION:

                     / /   Lump sum distribution to be made
                           on __________________________.

                     / /   Installment distributions to commence
                           on _______________________.

                     / / Distribution to be made or commence on the effective date of my retirement as a Director of the Company.

4. DESIGNATION OF BENEFICIARY: In the absence of such designation, payment will be paid to your estate. (Please include social security number and address.)

     Name                    Address                 Social Security Number


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5.       This deferment will remain in effect with respect to each such subsequent quarter until such time as I may revoke the deferment or elect by later filings of this election form to extend the dates or alter the manner of payment that was specified in my most recent election. Such later filings shall apply only to Retainer Fees to be earned in the future.


Director: ________________________________     Date: ___________________________


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